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                                                         SEC File Nos. 033-36962
                                                                       811-06175


                               ECLIPSE FUNDS INC.

                       Supplement dated December 14, 2004
                      to the Prospectus dated March 1, 2004
    Supercedes and Replaces the Prospectus Supplement dated November 5, 2004

Effective December 14, 2004, this Supplement updates certain information contained in the above-referenced Prospectus ("Prospectus") for Eclipse Funds Inc. ("Company") dated March 1, 2004. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Company's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     1. The reference to Elias Belessakos under the section entitled, "Who Manages Your Money - Portfolio Managers" on page 84 of the Prospectus is deleted and replaced with a reference to Devon McCormick. The reference to Eric Greenman in this section is deleted and replaced with a reference to Donald Serek.

     2. The biographies of Elias Belessakos, Eric Greenman, and Wesley G. McCain in the section entitled, "Who Manages Your Money - Portfolio Managers and Other Investment Personnel: Biographies" on pages 84-87 of the Prospectus are deleted. The following biographies are added to this section:

              Devon McCormick Mr. McCormick became a manager of the Asset Manager Fund on May 1, 2004. He joined NYLIM's Quantitative Strategies division in May 2001 and is responsible for research and development of new quantitative models as well as enhancing existing models used for active quantitative portfolio engineering. Mr. McCormick has over twenty years of experience with technology in the field of finance. Prior to joining NYLIM, he was associated with Bankers Trust/Deutsche Bank, Smith Barney and at Morgan Stanley. Mr. McCormick received his B.A. in Philosophy from Vassar College and was awarded his CFA designation in 2000.

              Donald Serek Mr. Serek became manager of the Indexed Bond Fund on October 15, 2004. He joined New York Life Insurance Company in August, 1997 and has been with NYLIM since its inception. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990 and was awarded his CFA designation in 1997.

              Please Retain This Supplement For Your Future Reference


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